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                                                                    EXHIBIT 99.2

                             CERTIFICATE PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Robert S. Taylor, Chief Financial Officer, Principal Financial and Accounting Officer of Superior Energy Services, Inc., certify that (i) the Quarterly Report on Form 10-Q of Superior Energy Services, Inc. for the quarterly period ended March 31, 2003 (the "Form 10-Q") fully complies with the requirements of section 13 (a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Superior Energy Services, Inc.


Date: May 14, 2003                          By: /s/ Robert S. Taylor
      ----------------------------          ------------------------------
                                            Robert S. Taylor
                                            Chief Financial Officer
                                            (Principal Financial and Accounting
                                            Officer)